UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2021

V.F. Corporation

(Exact name of registrant as specified in charter)

Pennsylvania	001-05256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street

Denver, Colorado 80202

(Address of principal executive offices)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
0.625% Senior Notes due 2023	VFC23	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 24, 2021, V.F. Corporation (the “Company”) and certain of its subsidiaries, as borrowers, entered into a Five-Year Revolving Credit Agreement (the “Credit Agreement”) with the lenders named therein (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Agent”), JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC, HSBC Securities (USA) Inc., U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners, Bank of America, N.A., Barclays Bank PLC, HSBC Bank USA, National Association, U.S. Bank National Association and Wells Fargo Bank, National Association, as Syndication Agents, and ING Bank N.V., Dublin Branch, PNC Bank, N.A., TD Bank, N.A. and Morgan Stanley Bank, N.A., as Documentation Agents. The Credit Agreement has a stated termination date of November 24, 2026. Subject to the terms and conditions of the Credit Agreement, the Company may request extensions of the stated termination date for additional periods of one year each. Under the Credit Agreement, the Lenders have agreed to provide advances in an aggregate principal amount of up to $2.25 billion (which may be increased to $3.00 billion subject to the terms and conditions of the Credit Agreement). Interest on the borrowings under the Credit Agreement will be at the applicable base rate or at LIBOR, plus an applicable margin and facility fees are also payable. The Credit Agreement includes provisions for the replacement of LIBOR upon the cessation thereof that are customary for credit facilities of this nature. Borrowings under the Credit Agreement may be used for general corporate purposes of the Company, including, without limitation, acquisitions, repurchases of outstanding shares of the Company’s common stock and other lawful corporate purposes. In connection with the Credit Agreement, the Company’s existing Five-Year Revolving Credit Agreement dated December 17, 2018 (the “Old Credit Agreement”) was terminated on November 24, 2021. The Old Credit Agreement was by and among the Company and certain of its subsidiaries, as borrowers, JPMorgan Chase Bank, N.A., as administrative agent and JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, HSBC Securities (USA) Inc., U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners, Bank of America, N.A., Barclays Bank PLC, HSBC Bank USA, National Association, U.S. Bank National Association and Wells Fargo Bank, National Association, as Co-Syndication Agents, and Citibank, N.A., ING Bank N.V., Dublin Branch, PNC Bank National Association and TD Bank, N.A., as Co-Documentation Agents. Under the Old Credit Agreement, which was scheduled to terminate on December 17, 2023, the lenders agreed to provide advances in an aggregate principal amount of up to $2.25 billion (which may have been increased to $3.00 billion subject to the terms and conditions of the Old Credit Agreement); all of the other terms and conditions were substantially similar to the Credit Agreement entered into on November 24, 2021. The terms of the Credit Agreement include representations and warranties, affirmative and negative covenants (including certain financial covenants) and events of default that are customary for credit facilities of this nature. Upon the occurrence, and during the continuance, of an event of default, including but not limited to nonpayment of principal when due, failure to perform or observe certain terms, covenants or agreements under the Credit Agreement, and certain defaults on other indebtedness, the Agent may terminate the obligation of the Lenders under the Credit Agreement to make advances and declare any outstanding obligations under the Credit Agreement immediately due and payable. In addition, in the event of an actual or deemed entry of an order for relief with respect to the Company or any significant subsidiary of the Company under applicable bankruptcy laws, the obligation of each Lender to make advances shall automatically terminate and any outstanding obligations under the Credit Agreement shall immediately become due and payable. Some of the Lenders under the Credit Agreement, or their affiliates, have in the past or may in the future provide certain commercial and investment banking, cash management, foreign exchange, derivative, financial advisory and/or other services in the ordinary course of business for the Company and its subsidiaries, for which they received or will receive customary fees and commissions. The foregoing description of the Credit Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Credit Agreement and the transactions contemplated by the Credit Agreement. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Old Credit Agreement is incorporated by reference in this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Credit Agreement is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Five-Year Revolving Credit Agreement by and among V.F. Corporation and VF International Sagl, as borrowers, the lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC, HSBC Securities (USA) Inc., U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners, Bank of America, N.A., Barclays Bank PLC, HSBC Bank USA, National Association, U.S. Bank National Association and Wells Fargo Bank, National Association, as Syndication Agents, and ING Bank N.V., Dublin Branch, PNC Bank, N.A., TD Bank, N.A. and Morgan Stanley Bank, N.A., as Documentation Agents, dated November 24, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)
Date: November 24, 2021	By:	/s/ Laura C. Meagher
		Name:	Laura C. Meagher
		Title:	Executive Vice President, General Counsel & Secretary